Exhibit 10.6

                         TRI-PARTY DEVELOPER'S AGREEMENT

         THIS AGREEMENT, is made as of the last date of the last signatory party executing the same, by and among the CITY OF LAUDERDALE LAKES, a Florida municipal corporation ("CITY"), AGU Entertainment Corp. ("AGU"), and Tarragon South Development Corp. ("TARRAGON"),

                               W I T N E S S E T H

         WHEREAS, AGU owns certain real property described upon Exhibit A ("Property") generally located on the southwest corner of West Oakland Park Boulevard and Northwest 31st Avenue, and

         WHEREAS, the Property is improved by a metal building, paved parking lot and associated features ("Improvements") provided that the term Improvements, for purposes of any demolition described herein, shall not include any existing perimeter fence in good condition, and

         WHEREAS, TARRAGON is the contract purchaser of the Property pursuant to a contract with AGU ("Contract"), and

         WHEREAS, the Contract is scheduled to close on or about December 15, 2005, and

         WHEREAS, TARRAGON is prepared to advance certain sums to AGU in anticipation of the closing and in consideration of a mortgage against the Property securing a promissory note with respect to such advancement ("Advance"), and

         WHEREAS, the Property has been allowed to fall into disrepair, and CITY has issued various notices of violation, as described upon Exhibit B, attached hereto and made a part hereof, with respect to certain items of non-compliance regarding various regulations which apply to the Property ("Notices of Violation"), and

         WHEREAS, as a precondition to making the Advance, TARRAGON requires that the CITY subordinate its Notices of Violation in order that TARRAGON can make the Advance contemplated herein and subsequently take title to the Property without the encumbrance thereof, and


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

         WHEREAS, CITY is prepared to subordinate such Notices of Violation and its inchoate lien upon certain assurances, and

         WHEREAS, after the issuance of the Notices of Violation, AGU has expended monies to bring certain items of non-compliance into compliance, but has requested consideration on other items that still require repair including, but not limited to the painting of the building and parking lot repairs
("Repairs") which will be resolved by the subsequent demolition of the Improvements, making the Repairs unnecessary, and

         WHEREAS, CITY wants certain assurances that either (i) the Repairs will be made in a timely manner and fashion or (ii) upon demolition, the Property will not be allowed to subsequently become a nuisance to the community, and

         WHEREAS, TARRAGON has given certain assurances with respect to the concerns expressed by the CITY, and

         WHEREAS, contemporaneously with the execution of this Agreement, AGU and TARRAGON will cause the Advance to be made in part from the sums constituting the Contract Deposit, holding back from the sum to be advanced an amount of Three Hundred Fifty Thousand ($350,000.00) Dollars, in which CITY shall have a secured interest,

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

         RATIFICATION OF REPRESENTATIONS: The representations set forth in the preamble paragraphs hereof are hereby restated as true and correct, and the same are incorporated herein as if set forth in verbatim.

         1. SUBORDINATION OF NOTICES OF VIOLATION: Upon the satisfaction of the conditions precedent set forth in Paragraph 2 hereof, CITY'S interests and


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

inchoate lien(s) under the Notices of Violation described upon Exhibit B, which constitute all of the Notices of Violation presently issued with respect to the Property, shall be deemed subordinate to the lien of such Advance, and the mortgage and security interests in TARRAGON therefor arising from or on the account of such Notices of Violation. In furtherance thereof, TARRAGON'S Advance, upon recordation of evidence thereof in the Public Records of Broward County, Florida, shall have priority over and be superior to the above described Notices of Violation, inchoate lien(s) or any lien arising therefrom.

         2. CONDITION PRECEDENT: The following shall constitute conditions precedent to the CITY'S obligations as set forth in Paragraph 1 hereof:

A. TARRAGON shall release to AGU 1.5 million dollars (and such other monies as they may agree) constituting in part the deposit(s) under the Contract, as the Advance, provided that TARRAGON shall hold back the sum of Three Hundred Fifty Thousand ($350,000.00) Dollars at the closing of the initial Advance for the purpose of assuring pursuant to
         Section 3 hereof that either (i) the Repairs are completed no later than February 15, 2006, or (ii) the Improvements are completely demolished and grounds completely planted no later than March 15, 2006. TARRAGON shall be deemed a fiduciary of the CITY with respect to such Three Hundred Fifty Thousand ($350,000.00) Dollars, and shall hold the same for the CITY under a duty to the CITY as a beneficiary thereof to disburse such sums to the CITY upon the CITY'S presentation of a certified copy of a resolution of the City Commission of the CITY demanding the same; provided, however, TARRAGON shall have no duty to question the authenticity or due adoption of such resolution.

B. There shall be no foreclosure action pending pertaining to the first mortgage in favor of Charley Zeches in her capacity as Trustee of Lakes Holding Trust, U/A, dated July 26, 2001 ("First Mortgagee"), dated December 20, 2004, recorded December 27, 2004, in Official Records Book 38764, Page 1973, of the Public Records of Broward County, Florida, in the original principal amount of Seven Million Dollars, or the second mortgage in favor of Mitchell Entertainment Company ("Second Mortgagee"), dated December 20, 2004, in the original principal amount of Three Million Dollars, recorded December 27, 2004, in Official Records Book 38765, Page 127, of the Public Records of Broward County, Florida.


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

         3. DEMOLITION OF IMPROVEMENTS AND MAINTENANCE: If AGU shall have conveyed to TARRAGON fee-simple title to the Property, and the instrument of transfer shall have been recorded in the Public Records of Broward County, Florida and, then no later than March 15, 2006, TARRAGON shall cause the Improvements to have been completely demolished, the cleared land leveled and planted with Bahia Grass, and the Property properly fenced and gated so as to secure the same with locked gates, with the duplicate keys thereto to be delivered to the City Manager and the Chief of Police. In the event AGU does not convey title to TARRAGON, then AGU shall either (i) cause the Repairs to be completed no later than February 15, 2006, or (ii) cause the Improvements to be completely demolished, the cleared land leveled and planted with Bahia Grass and the Property properly fenced and gated so as to secure the same with locked gates, with duplicate keys thereto delivered to the City Manager and the Chief of Police. In either of such events, the CITY shall cause the Notices of Violation to be discharged and the CITY'S interest in the Three Hundred Fifty Thousand ($350,000.00) Dollars to be released, whereupon TARRAGON will pay AGU the sum of Three Hundred Fifty Thousand ($350,000.00) Dollars within one (1) business days from the satisfaction of either of such requirements.

         4. DEMOLITION RELIEF: In the event that AGU or TARRAGON, as their interests may appear, shall fail to cause the Repairs to be made or the complete demolition of the Improvements, as and within the times provided herein to be accomplished, then the CITY shall have the right, but not the obligation, to demand the disbursement of the Three Hundred Fifty Thousand ($350,000.00) Dollars held by TARRAGON, for the CITY'S benefit, as contemplated in Paragraph 2 hereof, in full, and to use all or a portion of the proceeds thereof to cause such Improvements to be demolished, retaining any remaining proceeds thereof as and for liquidated damages, the parties having concluded that the damage which may be suffered by the CITY, by virtue of the failure to perform the Repairs or demolish the Improvements is not susceptible to specific calculation, there being significant intangible negative impacts to the CITY and to the community, as a whole, by the continued existence of the Improvements. The CITY, through its agents and employees, shall have a right to access and enter upon the Property and to do all things necessary and appropriate to accomplish the demolition, without liability of any kind whatsoever to AGU or TARRAGON.


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

                  In addition, as an alternative or cumulative remedy, at the CITY'S discretion, the CITY shall have the right to seek injunctive relief, mandatory and prohibitory, to cause the discontinuance of the use of the Property and to cause the demolition of the Improvements. AGU and TARRAGON acknowledge that the continued use and existence of the Improvements creates irreparable harm to the CITY and the community as a whole for which there is no adequate remedy at law and that the demolition of the Improvements is in the best interest of the community.

         5. COST RECOVERY: AGU shall immediately establish a cost-recovery account with the CITY in a minimum amount of Five Thousand ($5,000.00) Dollars in accordance with the applicable provisions of the Developmental Code of the CITY, conditioned to reimburse the CITY for all costs suffered or to be suffered by the CITY in connection herewith, including costs and fees incurred prior to the execution hereof, but in connection with the matters contemplated herein.

         6. ENCUMBRANCES: As of the making of this Agreement, the Property is subject to the encumbrances set forth upon Exhibit C.

         7. ATTORNEY'S FEES: Should any dispute arise hereunder, prevailing party shall be entitled to recover against other party all costs, expenses and attorney's fees incurred by prevailing party in such dispute, whether or not suit be brought, and such right shall include all of such costs, expenses and attorney's fees through all appeals or other actions.


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

         8. WAIVER OF JURY TRIAL: Each of the parties, as its interest may appear, hereby waives trial by jury on all issues otherwise triable by jury.

         9. WAIVER: No waiver by any party of any provision of this Agreement shall be deemed to be a waiver of any other provisions hereof or of any subsequent breach by any other party of the same, or any other provision or the enforcement thereof. A party's consent to or approval of any act by any other party requiring the other party's consent or approval shall not be deemed to render unnecessary the obtaining of such party's or any other party's consent to or approval of any subsequent consent or approval of any party, whether or not similar to the act so consented to or approved.

         10. NON-ASSIGNABILITY: This Agreement or any portion hereof shall not be assigned or transferred by either party without the written consent of the other party; provided, however, that Tarragon shall be permitted to transfer its interest to an entity which is wholly affiliated with Tarragon.

         11. NOTICE: The delivery of any items and the giving of notice in compliance with the terms of this Agreement shall be accomplished by making same, in writing, and by the delivery thereof to the party intended to receive it or by mailing the same to the address of such party as hereinafter set forth. In the event such notice is made by mail, the same shall be given via U.S. mail, Return Receipt Requested and, unless otherwise provided herein, notice or delivery by mail shall be effective when mailed to:

                           City Manager
                           City Of Lauderdale Lakes
                           4300 N. W. 36th Street
                           Lauderdale Lakes, Florida 33319

                           cc:  James C. Brady, Esq., City Attorney
                           501 Northeast 8th Street
                           Fort Lauderdale, Florida  33304


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

                           Tarragon South Development Corp.
                           200 E. Las Olas Boulevard - Suite 1660
                           Fort Lauderdale, Florida 33301
                           Attn: Marcy H. Kammerman, Esq.

                           AGU Entertainment Corp.
                           3200 West Oakland Park Boulevard
                           Lauderdale Lakes, Florida  33311

         12. BINDING EFFECT: All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective assigns, successors, legal representatives, heirs and beneficiaries, as applicable.

         13. CONSTRUCTION: This Agreement and the terms hereof shall be construed in accordance with the laws of the State of Florida and venue for all actions in a court of competent jurisdiction shall lie in Broward County, Florida.

         14. SEVERABILITY: Should any word, phrase or provision hereof be declared illegal or invalid by a court of competent jurisdiction, such declaration of illegality and/or invalidity shall not affect the remainder hereof.

         15. ENTIRE AGREEMENT; MODIFICATION: No statements, representations, warranties, either written or oral, from whatever source arising, except as expressly stated in this Agreement, shall have any legal validity between the parties or be binding upon any of them. The parties acknowledge that this Agreement contains the entire understanding and agreement of the parties. No modifications hereof shall be effective unless made in writing and executed by the parties hereto with the same formalities as this Agreement is executed.

         16. CAPTIONS AND PARAGRAPH HEADINGS: Captions and paragraph headings contained in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope and intent of this Agreement, nor the intent of any provisions hereof.


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

         17. JOINT PREPARATION: The preparation of this Agreement has been a joint effort of the parties, and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other. It is the parties' further intention that this Agreement be construed liberally to achieve its intent.

         18. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         19. EXHIBITS ARE INCLUSIONARY: All exhibits attached hereto or mentioned herein which contain additional terms shall be deemed incorporated herein by reference. Typewritten or handwritten provisions inserted in this form or attached hereto shall control all printed provisions in conflict therewith.

         20. SENIOR  MORTGAGEES:  The parties hereto  acknowledge and agree that
(a) First Mortgagee and Second Mortgagee have or shall execute those certain Consents attached hereto and made a part hereof ("Consents"), (b) First Mortgagee and Second Mortgagee are not parties to this Agreement, and have no obligations hereunder, but may be deemed to be third party beneficiaries to this Agreement, and (c) in the event any party hereto shall perform the demolition or the Repairs as contemplated herein, such party shall (i) perform such demolition or Repairs in accordance with this Agreement and the Consents, and (ii) cause its contractor to produce (prior to any entry on the land) liability insurance satisfactory to it, the First Mortgagee and the Second Mortgagee (and naming the first and second mortgagees as additional insureds thereunder)

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year set forth below their respective signatures.

WITNESSES:CITY OF LAUDERDALE LAKES

-------------------

---------------------------


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

CITY MANAGER

___________________

CITY ATTORNEY, as to Form

_______________________
James C. Brady, Esquire

TARRAGON SOUTH DEVELOPMENT CORP


WITNESSES:

_______________   By_____________________
      President

Date:_____________

---------------
         AGU Entertainment Corp.

_______________By_______________________
President

Date: _____________

_______________

                           CONSENT OF SECOND MORTGAGEE

         At the request of the CITY, AGU and/or Tarragon, THE UNDERSIGNED, being the holder of the second mortgage described in that certain Tri-Party Developer Agreement ("Agreement") to which this Consent is attached, hereby consents to any exercise by the CITY of the CITY's right under the Agreement to enter upon the Property for the purpose of completely demolishing the Improvements as defined in the Agreement and as referenced in the Notices of Violation defined in the Agreement, including all buildings, foundations, parking lots, drive aisles, accessory facilities, and landscaping, as the CITY reasonably may determine necessary and appropriate, and the removal thereof from the Property; provided, however, (1) any such demolition and removal , are performed in accordance with all laws and safe and prudent practices, (2) any such demolition and removal are performed at no expense or liability to the undersigned, and are not commenced unless and until the $350,000 holdback or other segregated funds sufficient for such purpose are expressly set aside and delivered to CITY or an independent third party escrow agent (such as a national title insurance company) for such demolition and removal, and (3) this consent shall not give rise to any obligation of the undersigned with respect to any matter contemplated in the Agreement or otherwise, and (4) this consent shall in no wise constitute a waiver, release or other defense to any right or remedy of the undersigned against AGU or Tarragon arising out of any agreements between or among them. Notwithstanding the foregoing, (i) if the second mortgage is satisfied and discharged prior to any Repairs or demolition, the undersigned shall have no rights or benefits set forth in the Agreement or this Consent, and
(ii) if neither  AGU nor  Tarragon  perform  their  obligations  as set forth in
Section 3 of the Agreement, and the CITY receives the $350,000 for demolition as contemplated in Section 4 of the Agreement, then Tarragon shall have no further obligations to the undersigned with respect to the Agreement or this Consent.


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

WITNESSES:

MITCHELL ENTERTAINMENT COMPANY, a Delaware corporation, authorized to do business in the State of Florida

_______________________________________________
By:  President

Date:___________________

____________________


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

                           CONSENT OF FIRST MORTGAGEE

         At the request of the CITY, AGU and/or Tarragon, THE UNDERSIGNED, being the holder of the first mortgage described in that certain Tri-Party Developer Agreement ("Agreement") to which this Consent is attached, hereby consents to any exercise by the CITY of the CITY's right under the Agreement to enter upon the Property for the purpose of completely demolishing the Improvements as defined in the Agreement and as referenced in the Notices of Violation defined in the Agreement, including all buildings, foundations, parking lots, drive aisles, accessory facilities, and landscaping, as the CITY reasonably may determine necessary and appropriate, and the removal thereof from the Property; provided, however, (1) any such demolition and removal are performed in accordance with all laws and safe and prudent practices, (2) any such demolition and removal are performed at no expense or liability to the undersigned, and are not commenced unless and until the $350,000 holdback or other segregated funds sufficient for such purpose are expressly set aside and delivered to CITY or an independent third party escrow agent (such as a national title insurance company) for such demolition and removal, and (3) this consent shall not give rise to any obligation of the undersigned with respect to any matter contemplated in the Agreement or otherwise, and (4) this consent shall in no wise constitute a waiver, release or other defense to any right or remedy of the undersigned against AGU or Tarragon arising out of any agreements between or among them. Notwithstanding the foregoing, (i) if the first mortgage is satisfied and discharged prior to any Repairs or demolition, the undersigned shall have no rights or benefits set forth in the Agreement or this Consent, and
(ii) if neither  AGU nor  Tarragon  perform  their  obligations  as set forth in
Section 3 of the Agreement, and the CITY receives the $350,000 for demolition as contemplated in Section 4 of the Agreement, then Tarragon shall have no further obligations to the undersigned with respect to the Agreement or this Consent.

WITNESSES:

CHARLEY ZECHES, as Trustee of Lakes Holding Trust, U/A, dated July 26, 2001

_______________________________________________
CHARLEY ZECHES, Trustee

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCELS A AND B OF TRICITY PLAT, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 90, AT PAGE 49, PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, LESS THE RIGHT-OF-WAY FOR NORTHWEST 31ST AVENUE, TOGETHER WITH PARCELS B AND C OF THE PLAT OF SOMERSET PLAZA, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 111, PAGE 19, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS THE FOLLOWING DESCRIBED PARCEL:

LANDS CONVEYED TO BROWARD COUNTY BY THAT WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 8986, PAGE 665, BEING A PORTION OF PARCEL A, TRICITY PLAT, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 90, PAGE 49, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

THE EAST 4.00 FEET OF PARCEL A OF TRICITY PLAT, AS RECORDED IN PLAT BOOK 90, PAGE 49, PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, LESS THE FOLLOWING DESCRIBED
PARCEL:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL A, THENCE ON AN ASSUMED BEARING OF SOUTH 89 (0)35'59" WEST ALONG THE NORTH LINE OF SAID PARCEL A, A DISTANCE OF
7.00 FEET TO A POINT OF  INTERSECTION  WITH THE WEST LINE OF THAT CERTAIN  SEVEN
(7) FOOT ROAD AND UTILITY EASEMENT SHOWN ON SAID TRICITY PLAT; THENCE SOUTH 01(0)03'31" EAST ALONG THE WEST LINE OF SAID EASEMENT, A DISTANCE OF 156.59 FEET; THENCE SOUTH 02(0)29'27" EAST ALONG THE WESTERLY LINE OF SAID EASEMENT, A DISTANCE OF 120.03 FEET TO A POINT OF INTERSECTION WITH A LINE OF 4.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID PARCEL A; THENCE NORTH 89(0)56'29" EAST, A DISTANCE OF 4.00 FEET TO A POINT ON THE EAST LINE OF SAID PARCEL A, THENCE NORTH 01(0)03'31" WEST ALONG THE EAST LINE OF SAID PARCEL A, A DISTANCE OF 276.50 FEET TO THE NORTH LINE OF SAID PARCEL A AND THE POINT OF BEGINNING.

ALSO LESS THE FOLLOWING DESCRIBED PARCEL:

LANDS CONVEYED TO THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION BY WARRANTY DEED RECORDED JUNE 12, 1997 IN OFFICIAL RECORDS BOOK 26563, AT PAGE 69 (A/K/A

PARCEL 100) BEING A PARCEL OF LAND LYING IN PARCEL C SOMERSET PLAZA, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 111, PAGE 19, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, LYING IN SECTION 30, TOWNSHIP 49 SOUTH, RANGE 42 EAST, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID PARCEL C; THENCE NORTH 01(0)05'11' WEST ALONG THE EAST LINE OF SAID PARCEL C, A DISTANCE OF 1231.09 FEET TO A POINT ON A LINE THAT IS 60.00 FEET SOUTH OF, AS MEASURED AT RIGHT ANGLES TO AND PARALLEL WITH THE NORTH LINE OF SAID SECTION 30, SAID POINT BEING THE POINT OF BEGINNING; THENCE SOUTH 89(0)34'26" WEST ALONG SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 157.74 FEET; THENCE SOUTH 89(0)17'07" EAST DEPARTING FROM SAID LINE, A DISTANCE OF 9.04 FEET; THENCE SOUTH 78(0)01'06" EAST, A DISTANCE OF 51.29 FEET; THENCE NORTH 89(0) 34'26" EAST, A DISTANCE OF 98.74 FEET TO THE EAST LINE OF SAID PLAT; THENCE NORTH 01(0)05'11" WEST ALONG SAID EAST LINE, A DISTANCE OF
11.22 FEET TO THE POINT OF BEGINNING. SAID LANDS SITUATE, LYING AND BEING IN BROWARD COUNTY, FLORIDA.

ALSO LESS THE FOLLOWING DESCRIBED PARCEL:

LANDS CONVEYED TO BROWARD COUNTY IN THAT WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 14581, PAGE 807, BEING A PORTION OF PARCEL A, TRICITY PLAT, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 90, PAGE 49, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID PARCEL A; THENCE NORTH 89 (0)21'47" EAST, ALONG THE SOUTH LINE OF SAID PARCEL A, 251.22 FEET ; THENCE NORTH 44(0)09'21" EAST, CONTINUING ALONG SAID SOUTH LINE 29.85 FEET TO AN INTERSECTION WITH THE WEST RIGHT-OF-WAY LINE OF NORTHWEST 31ST AVENUE, AS RECORDED IN OFFICIAL RECORDS BOOK 8986, PAGE 665, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, THENCE NORTH 01(0)03'05" WEST, ALONG SAID WEST RIGHT-OF-WAY 316.33 FEET TO THE POINT OF BEGINNING, THENCE SOUTH 88(0)56'55" WEST, 12.00 FEET, THENCE NORTH 01(0)03'05" WEST ALONG A LINE 12.00 FEET WEST OF AND PARALLEL WITH SAID WEST RIGHT-OF-WAY LINE, 237.16 FEET; THENCE NORTH 05(0)47'29" EAST 100.72 FEET TO AN INTERSECTION WITH SAID WEST RIGHT-OF-WAY LINE, THENCE SOUTH 01(0)03'05" EAST, ALONG SAID WEST RIGHT-OF-WAY LINE, 337.16 FEET TO THE POINT OF BEGINNING, SAID LANDS LYING IN THE CITY OF LAUDERDALE LAKES, BROWARD COUNTY, FLORIDA.


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

                                    EXHIBIT B

                              NOTICES OF VIOLATIONS

Case No. 0509-0014,  0509-2036 and 0509-2037, 0509-2063, 0509-2062 and 0509-2064


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

                                    EXHIBIT C

                                  ENCUMBRANCES

1. All assessments and taxes for the year 2005 and all subsequent years, which are not yet due and payable.

2. Restrictions (deleting therefrom any restrictions indicating any preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin), covenants, easement(s), setback(s), if any, as may be shown on the Plat of "TRICITY PLAT" recorded in Plat Book 90, Page(s) 49, of the Public Records of Broward County, Florida.

3. Easement in favor of Florida Power and Light Company recorded in Official Records Book 8878, Page 713, of the Public Records of Broward County, Florida (within Tricity Plat).

4. Restrictions (deleting therefrom any restrictions indicating any preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin), covenants, easement(s), setback(s), if any, as may be shown on the Plat recorded in Plat Book 111, Page(s) 19, of the Public Records of Broward County, Florida.

5. Easement in favor of Southern Bell Telephone and Telegraph Company recorded in Official Records Book 14518, Page 537, of the Public Records of Broward County, Florida (within Tricity Plat).

6. Easement granted to Broward County recorded in Official Records Book 16123, Page 506, of the Public Records of Broward County, Florida (within Somerset Plat).

7. Easement by and between Rausman Venturer, Inc., and Landall Venturer, Inc. first Party, and Midland at Somerset, Inc. and Landall at Somerset, Inc. d/b/a Somerset at Lauderdale Lakes, recorded in Official Records Book 7842, Page 528, of the Public Records of Broward County, Florida.

8. Access easement as to Parcel B (Somerset Drive) reserved in that certain Warranty Deed filed under Clerk's File No. 73-30116, recorded in Official Records Book 5161, Page 325, of the Public Records of Broward County, Florida; as may be affected by Disclaimer of interest filed in Official Records Book 7842, Page 545, of the Public Records of Broward County, Florida.

9. Terms and provisions of that Indemnification Agreement under Clerk's File No. 89-23332, in Official Records Book 16123, Page 523, of the Public Records of Broward County, Florida, additionally evidencing "chain link gates" over utility easement (within Somerset Plat).


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

10. Easement recorded in Official Records Book 40246, Page 1631, of the Public Records of Broward County, Florida (within Somerset Plat).

11. Subject to first mortgage in favor of Charley Zeches in her capacity as Trustee of Lakes Holding Trust U/A dated July 26, 2001, dated December 20, 2004 recorded December 27, 2004 in Official Records Book 38764, Page 1973 in the amount of $7,000,000.00 and Notice of Limitation of Future Advances in Official Records Book 38765, Page 1, of the Public Records of Broward County, Florida (Somerset and Tricity).

12. Assignment of Rents, Leases and Deposits recorded in Official Records Book 38765, Page 5, of the Public Records of Broward County, Florida (Somerset and Tricity).

13. Financing Statement recorded in Official Records Book 38765, Page 18, of the Public Records of Broward County, Florida (Somerset and Tricity).

14. Subject to second mortgage in favor of Mitchell Entertainment Corp., a Delaware Corporation dated December 20, 2004 recorded December 27, 2004 in Official Records Book 38765, Page 127 in the amount of $3,000,000.00 (Somerset and Tricity).

15. Assignment of Rents, Leases and Deposits recorded in Official Records Book 38765, Page 161, of the Public Records of Broward County, Florida (Somerset and Tricity).

16. Financing Statement recorded in Official Records Book 38942, Page 1169, of the Public Records of Broward County, Florida (Somerset and Tricity).

17. Matters shown on survey dated November 11, 2004, Project No. 120.01-04 prepared by AWN Design and Consulting Group, Inc., disclose the following: CBS wall located of the property at the Northeast portion of the property; a concrete wall located partially off the property along to the South boundary of the property and the sign and part of the planter are located off the property at the Northwest corner of the property.


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